UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 6, 2005
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o      Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o      Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On July 6, 2005, Stage Stores, Inc. (the "Company") issued a news release announcing the Company will make a presentation at the CIBC World Markets Fifth Annual Consumer Growth Conference.  A copy of the news release is attached to this Form 8-K as Exhibit 99.

Item 9.01.       Financial Statements and Exhibits.

            (c)  Exhibits.

99        News release issued by Stage Stores, Inc. on July 6, 2005, announcing the Company will make a presentation at the CIBC World Markets Fifth Annual Consumer Growth Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

July 6, 2005                                                                             /s/ Michael E. McCreery
    (Date)                                                                                  Michael E. McCreery
                                                                                                Executive Vice President and
                                                                                                Chief Financial Officer